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                                    EXHIBIT 3



                              ACCOUNTANTS' CONSENT



The Board of Directors
ID Biomedical Corporation



We consent to the use of our report, dated January 31, 2002, included in this annual report on Form 40-F.



Signed "KPMG LLP"



Chartered Accountants

Vancouver, Canada
January 31, 2003



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